UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

A LOS ACCIONISTAS DE LOS ETFs iSHARES

DOMICILIADOS EN ESTADOS UNIDOS

DE NORTEAMÉRICA CON LOS SÍMBOLOS:

EWZ, EZU Y EWG.

Su participación en la Junta Especial de Accionistas de ciertos ETFs iShares® registrados en los EE. UU. el 22 de diciembre de 2009 es muy importante.

BlackRock, Inc. ha concluido su adquisición de Barclays Global Investors, N.A., incluyendo la división encargada de los ETFs iShares. Por consiguiente, el acuerdo existente de asesoría de inversión para cada ETFs iShares terminó el 1 de diciembre de 2009. A la fecha, los accionistas de 167 ETFs iShares han aprobado un nuevo acuerdo de asesoría de inversión para sus ETFs iShares.

Sin embargo, ciertos ETFs iShares están siendo administrados conforme a un acuerdo de asesoría de inversión interino, que incluye los siguientes ETFs iShares domiciliados en EE. UU.:

iShares MSCI Brazil Index Fund	Símbolo: EWZ	Cusip: 464286400
iShares MSCI EMU Index Fund	Símbolo: EZU	Cusip: 464286608
iShares MSCI Germany Index Fund	Símbolo: EWG	Cusip: 464286806

Tome en cuenta que si usted vendió sus acciones de los ETFs iShares indicados después del 25 de agosto de 2009 (fecha en la cuál los accionistas debieron de estar registrados en el ETF para ejercer el voto), usted aún retiene el derecho de votar. Si no existe un número suficiente de votos para celebrar la Asamblea referente a los ETFs iShares mencionados, la Junta de Directores/Fideicomisarios de los ETFs iShares tomará las medidas que considere necesarias y más convenientes para tales ETFs iShares y sus accionistas.

Tres entidades independientes recomiendan que los accionistas voten a favor de la propuesta de acuerdo de asesoría de inversión:

•

Las Juntas de Directores/Fideicomisarios de los ETFs iShares, compuestas por más del 75% de Directores/ Fideicomisarios independientes los cuales supervisan los ETFs iShares a nombre de los accionistas.

•	La Unidad de Servicios de Regencia ISS de RiskMetrics Group y Glass-Lewis & Co., dos firmas asesoras independientes apoderadas.

LLAME A SU CASA DE BOLSA PARA

VOTAR HOY

Los ETFs iShares mencionados en esta publicación se encuentran listados en el sistema internacional de cotizaciones (“SIC”) de la Bolsa Mexicana de Valores, S.A.B. de C.V. Esta publicación tiene fines informativos solamente y no constituye una oferta ni una invitación para tomar decisiones en materia de inversión, ni para comprar o vender ningún valor incluyendo los ETFs iShares. MX-0256-12/09.

A LOS ACCIONISTAS DE LOS ETFs iSHARES

DOMICILIADOS EN ESTADOS UNIDOS

DE NORTEAMÉRICA CON LOS SÍMBOLOS:

EWZ, EZU Y EWG.

Su participación en la Junta Especial de Accionistas de ciertos ETFs iShares® registrados en los EE. UU. el 22 de diciembre de 2009 es muy importante.

BlackRock, Inc. ha concluido su adquisición de Barclays Global Investors, N.A., incluyendo la división encargada de los ETFs iShares. Por consiguiente, el acuerdo existente de asesoría de inversión para cada ETFs iShares terminó el 1 de diciembre de 2009. A la fecha, los accionistas de 167 ETFs iShares han aprobado un nuevo acuerdo de asesoría de inversión para sus ETFs iShares.

Sin embargo, ciertos ETFs iShares están siendo administrados conforme a un acuerdo de asesoría de inversión interino, que incluye los siguientes ETFs iShares domiciliados en EE. UU.:

iShares MSCI Brazil Index Fund	Símbolo: EWZ	Cusip: 464286400
iShares MSCI EMU Index Fund	Símbolo: EZU	Cusip: 464286608
iShares MSCI Germany Index Fund	Símbolo: EWG	Cusip: 464286806

Tome en cuenta que si usted vendió sus acciones de los ETFs iShares indicados después del 25 de agosto de 2009 (fecha en la cuál los accionistas debieron de estar registrados en el ETF para ejercer el voto), usted aún retiene el derecho de votar. Si no existe un número suficiente de votos para celebrar la Asamblea referente a los ETFs iShares mencionados, la Junta de Directores/Fideicomisarios de los ETFs iShares tomará las medidas que considere necesarias y más convenientes para tales ETFs iShares y sus accionistas.

Tres entidades independientes recomiendan que los accionistas voten a favor de la propuesta de acuerdo de asesoría de inversión:

•

Las Juntas de Directores/Fideicomisarios de los ETFs iShares, compuestas por más del 75% de Directores/ Fideicomisarios independientes los cuales supervisan los ETFs iShares a nombre de los accionistas.

•	La Unidad de Servicios de Regencia ISS de RiskMetrics Group y Glass-Lewis & Co., dos firmas asesoras independientes apoderadas.

LLAME A SU CASA DE BOLSA PARA

VOTAR HOY

Los ETFs iShares mencionados en esta publicación se encuentran listados en el sistema internacional de cotizaciones (“SIC”) de la Bolsa Mexicana de Valores, S.A.B. de C.V. Esta publicación tiene fines informativos solamente y no constituye una oferta ni una invitación para tomar decisiones en materia de inversión, ni para comprar o vender ningún valor incluyendo los ETFs iShares. MX-0256-12/09.